United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2014

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BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 210
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))
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Item 1.01    Entry in a Material Definitive Agreement

On November 17, 2014, BNC Bancorp (the “Company”) and Valley Financial Corporation (“Valley”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Valley will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into the Company, so that the Company is the surviving corporation in the merger (the “Merger”). Valley Bank, a Virginia chartered commercial bank and a wholly owned subsidiary of Valley (“Valley Bank”), will be merged with and into Bank of North Carolina, a wholly owned subsidiary of the Company (the “Bank”) as soon as practicable following the Merger. The Company and Valley anticipate that the Merger will close in the second quarter of 2015, subject to customary closing conditions, including regulatory approval and approval by Valley’s shareholders.
At the effective time of the Merger, each share of common stock of Valley issued and outstanding immediately before the effective time (the “Valley Common Stock”), except for shares of Valley Common Stock owned by Valley, the Bank or the Company (other than certain trust account shares), will be converted into shares of the Company’s common stock (the “Company Common Stock”) at an exchange ratio based upon the 20-day volume weighted average price per share of Company Common Stock ending on the second to last trading day prior to the closing of the Merger (“VWAP”) such that each share of Valley Common Stock would be converted into $20.50 payable in Company Common Stock subject to certain maximum and minimum exchange ratios based on the VWAP. If the VWAP immediately prior to the Merger is equal to or less than $14.25, then each share of Valley Common Stock shall be converted into 1.4386 shares of Company Common Stock. If the VWAP is greater than $18.50 then each share of Valley Common Stock shall be converted into 1.1081 shares of Company Common Stock.

The obligation of the Company to effect the Merger is subject to the satisfaction or waiver by the Company, at or before the effective time, of certain conditions, including, but not limited to, (i) each member of the Valley Board of Directors and the Valley Bank Board of Directors (collectively the “Valley Boards”) having executed and delivered a support agreement to the Company; (ii) each member of the Valley Boards having executed and delivered a noncompete agreement to the Company; and (iii) each member of the Valley Boards having submitted their resignations to be effective as of the effective time.

The Merger Agreement includes detailed representations, warranties and covenants of the Company and Valley and termination provisions customary for transactions of this type. From the date of the Merger Agreement to the effective time of the Merger, Valley has agreed to, among other things, conduct its business in the ordinary course in all material respects and use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees. Valley also has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Valley and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the Merger Agreement.
The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove inaccurate. In addition, the assertions embodied in those representations, warranties and covenants are qualified by information in the confidential disclosure schedules that the parties have exchanged in connection with the signing of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as the actual state of facts at the time they were made or otherwise.
Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the merger, the Company will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Valley and a Prospectus of the Company, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company or Valley, may be obtained after their respective filing at the SEC’s Internet site (http://www.sec.gov). In addition, (i) free copies of documents filed by the Company with the SEC may be obtained on the Company’s website at www.bncbancorp.com or by requesting them in writing from Drema Michael, BNC Bancorp, 3980 Premier Drive, Suite 210, High Point, North Carolina 27265, or by telephone at (336) 869-9200; and (ii) free copies of documents filed by Valley with the SEC may be obtained on the Valley website at www.myvalleybank.com or by requesting them in writing from Kimberly Snyder, Valley Financial Corporation, 36 Church Avenue, S.W., P.O. Box 2740, Roanoke, Virginia 24011, or by telephone at (540) 342-2265.
The Company and Valley and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valley’s shareholders in connection with the proposed merger. Information about the directors and executive officers of the Company and Valley and other persons who may be deemed participants in the solicitation will be included in the Proxy Statement/Prospectus. Information about the Company’s executive officers and directors can also be found in the Company’s definitive proxy statement in connection with its 2014 Annual Meeting of Shareholders filed with the SEC on April 10, 2014. Information about Valley’s executive officers and directors can also be found in Valley’s definitive proxy statement in connection with its 2014 Annual Meeting of Shareholders filed with the SEC on March 19, 2014. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.
Item 7.01    Regulation FD Disclosure
On November 17, 2014, the Company issued a press release announcing the execution of the Merger Agreement and a slide presentation regarding the Merger and the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the slide presentation is attached hereto as Exhibit 99.2.
The information provided pursuant to this Item 7.01 is to be considered “furnished” pursuant to Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such report or filing.
Forward-looking Statements
The Current Report on Form 8-K (this “Report”) contains forward-looking statements relating to the financial condition and business of the Company and the Bank. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of the Company, and the information available to management at the time that this Report was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following that may diminish the expected benefits of the mergers: (i) ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Valley shareholders, on the expected terms and schedule; (ii) general economic or business conditions in the Roanoke, Virginia, MSA (iii) greater than expected costs or difficulties related to the integration of Valley; (iv) unexpected deposit attrition, customer loss or revenue loss following the Merger; (v) the failure to retain or hire key personnel; and (vi) ability to meet closing conditions under the Merger Agreement. Additional factors affecting the Company and the Bank are discussed in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. You may review the Company’s SEC filings at www.sec.gov. The Company does not undertake a duty to update any forward-looking statements made in this Report.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 17, 2014, by and between the Company and Valley.

99.1	Press Release dated November 17, 2014, announcing the execution of the Merger Agreement.

99.2	Slide Presentation dated November 17, 2014, regarding the proposed Merger and Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2014

BNC BANCORP

By: /s/ David B. Spencer
Name: David B. Spencer
Its: Senior Executive Vice President
& Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 17, 2014, by and between the Company and Valley.

99.1	Press Release dated November 17, 2014, announcing the execution of the Merger Agreement.

99.2	Slide Presentation dated November 17, 2014, regarding the proposed Merger and Merger Agreement.